                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pacific Capital Funds
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          [pacific capital funds logo]

                     PACIFIC CAPITAL GROWTH AND INCOME FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                 March 27, 2003

Dear Shareholder:

     The Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Growth and Income Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on May 8, 2003, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 at 2:00 p.m., Eastern Time, or as adjourned from time to time.

     The purpose of this meeting is to seek shareholder approval for the following proposal:

     - To approve changing the fundamental investment objectives of the Fund to make long term capital appreciation the primary objective and current income the secondary objective.

              THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSAL
                AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

     Following this letter is a list of commonly asked questions. If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232.

                                                     Respectfully,

                                                     Donna Tanoue
                                                     Trustee and Chairperson
                                                     Pacific Capital Funds

 SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY
                                   CARD OR BY
                             ATTENDING THE MEETING.

                 YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE
                             OF YOUR SHAREHOLDINGS.

Q. WHAT IS HAPPENING?

A. The Board of Trustees, based on management's recommendation, has proposed that the Growth and Income Fund's investment objective be revised to make long term capital appreciation the primary objective and current income the secondary objective.

Q. WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. The Investment Company Act of 1940, as amended, requires that any change to a fund's fundamental investment objective be approved by the shareholders.

Q. HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. The Board of Trustees and management expect that shareholders will not be impacted negatively by the change in the investment objective of the Fund.

Q. WHO CAN VOTE?

A. Any person owning shares on February 12, 2003.

Q. WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Fund does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q. HOW CAN I VOTE?

A. - By mail -- Vote, sign and mail the enclosed ballot in the envelope provided.
   - In person at the meeting.

Q. HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal on the enclosed proxy card.

Q. WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us, by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                          [pacific capital funds logo]

                     PACIFIC CAPITAL GROWTH AND INCOME FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232
                             ---------------------

                                     NOTICE
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2003

To the shareholders of the Pacific Capital Growth and Income Fund:

    Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Growth and Income Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on May 8, 2003, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 at 2:00 p.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

        1. To approve changing the fundamental investment objectives of the Fund to make long term capital appreciation the primary objective and current income the secondary objective.

        2. To transact such other business as may properly come before the Meeting.

    After careful consideration, the Board of Trustees unanimously approved the proposal above and unanimously recommends that shareholders of the Fund vote "FOR" the proposal.

    The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on February 12, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

    Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                           By order of the Board of Trustees,

                                           Ryan M. Louvar
                                           Assistant Secretary

March 27, 2003

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                          [pacific capital funds logo]

                     PACIFIC CAPITAL GROWTH AND INCOME FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2003

     This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of the Pacific Capital Growth and Income Fund (the "Fund"), a series of the Trust, to be held at 2:00 p.m., Eastern Time, on May 8, 2003, at the offices of BISYS Fund Services Ohio, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposal set forth in the accompanying notice.

     The Trust anticipates that the mailing of proxies and proxy statements to shareholders will begin on or about March 27, 2003.

SHAREHOLDER REPORTS

     Shareholders can find important information about the Fund in the Trust's annual report dated as of July 31, 2002, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and any subsequent semi-annual report by writing to the Trust at the above address or by calling the telephone number above. The Trust will provide copies of the reports free of charge.

                                   PROPOSAL 1

           APPROVAL OF CHANGING THE INVESTMENT OBJECTIVE OF THE FUND

     At its December 18, 2002 meeting, the Board, upon the recommendation of The Asset Management Group of Bank of Hawaii, the Fund's investment adviser (the "Adviser"), unanimously approved the proposal to change the fundamental investment objectives of the Fund, as follows:

        - The current fundamental investment objectives of the Fund are:
          "current income and, secondarily, long term capital appreciation"

        - The proposed new fundamental investment objectives of the Fund, as approved by the Board, are:
          "long term capital appreciation and, secondarily, current income"

     The Fund's other investment strategies, policies and restrictions will remain unchanged under the proposed new investment objectives.

DISCUSSION OF PROPOSED CHANGE

     Under the new investment objectives, the Adviser will no longer need to consider current income as a primary goal when selecting securities for the Fund. Instead, income will become an incidental objective to the primary goal of capital appreciation. The Board believes that the proposed new investment objectives afford an opportunity to achieve better long-term performance for the Fund.

     Companies of the type in which the Fund invests, which historically distributed their excess cash to shareholders in the form of dividends, are now increasingly reinvesting their excess cash in the company or using the cash to acquire other companies. As a result, management's flexibility is curtailed by the need to purchase dividend paying stocks. Thus, the proposed change provides the Fund with the flexibility to invest in companies that are primed for growth without focusing on the company's dividend payment history. Furthermore, the Fund's benchmark, the S&P 500(R) Index, which is a widely accepted financial measure of asset capital appreciation, has historically been more influenced by volatility of price than by income over both long and short periods of time.

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVES TO MAKE LONG TERM CAPITAL APPRECIATION THE PRIMARY OBJECTIVE AND CURRENT INCOME THE SECONDARY OBJECTIVE.

                                 OTHER BUSINESS

     The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               OTHER INFORMATION

PROXY SOLICITATION

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund, although the Adviser and its affiliates may bear some of the costs in their discretion. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.

SHAREHOLDER VOTING

     Holders of the Fund's Class A, Class B and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on February 12, 2003 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. As of the Record Date, there were 14,998,681.95 outstanding Shares of the Fund (544,851.40 outstanding Class A Shares, 774,746.41 outstanding Class B Shares and 13,679,084.14 outstanding Class Y Shares). Each Share is entitled to one vote, and fractional votes for fractional Shares held, without regard to Class.

     The presence in person or by proxy of more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting will constitute a quorum for the Fund. If a quorum of the Fund is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares of the Fund present in person or by proxy determine to adjourn the Meeting of the Fund for any other reason, a person named as proxy may propose one or more adjournments with respect to the Fund from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the Proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the Proposal.

     In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

     Approval of the Proposal with respect to the Fund will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the Investment Company Act of 1940, as amended. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

INTERESTED PARTIES

     The Class A, Class B and Class Y Shares are the Fund's only outstanding classes of voting securities. As of the Record Date, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of the Fund. The following table sets forth, as of the Record Date, the name, address, number and percentage of Shares of persons that owned beneficially or of record 5% or more of the outstanding

Shares of the Fund. Bank of Hawaii or its affiliates may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the Class Y Shares. Certain Trustees and officers of the Trust are employees of either Bank of Hawaii or its affiliates. Bank of Hawaii and its affiliates and employees disclaim beneficial ownership of such shares.

                             GROWTH AND INCOME FUND

                                                     APPROXIMATE PERCENTAGE
 NAME AND ADDRESS OF   NUMBER AND CLASS OF SHARES       OF TOTAL SHARES
  BENEFICIAL OWNER         BENEFICIALLY OWNED             OUTSTANDING
 -------------------   ---------------------------   ----------------------
STROBRO(1)(2)........  8,984,241.60 Class Y Shares           59.90%
HAWCO(1)(2)..........  3,556,560.80 Class Y Shares           23.71%

---------------

(1) The address for STROBRO and HAWCO is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805.

(2) The Fund does not believe such entity is the beneficial owner of Shares held of record by it.

SHAREHOLDER PROPOSAL

     The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

     A Proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

     BISYS Fund Services Ohio, Inc. serves as administrator to the Fund pursuant to an Administration Agreement and BISYS Fund Services LP serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

     THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           By order of the Board of Trustees,

                                           Ryan M. Louvar
                                           Assistant Secretary

March 27, 2003

                              PACIFIC CAPITAL FUNDS
                     PACIFIC CAPITAL GROWTH AND INCOME FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232



                         SPECIAL MEETING OF SHAREHOLDERS

                                   MAY 8, 2003


         The undersigned hereby appoints Ryan M. Louvar and Alaina Metz, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital Growth and Income Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Eastern Time, on May 8, 2003, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVES TO MAKE LONG TERM CAPITAL APPRECIATION THE PRIMARY OBJECTIVE AND CURRENT INCOME THE SECONDARY OBJECTIVE.


     / /  FOR                  / /  AGAINST                  / /  ABSTAIN


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated ______________, 2003

                              ----------------------------------------------
                              Name of Shareholder(s) -- Please print or type

                              ----------------------------------------------
                              Signature(s) of Shareholder(s)

                              ----------------------------------------------
                              Signature(s) of Shareholder(s)

         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.